UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 10, 2005
(Date of earliest event reported)

ALDERWOODS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-33277	52-1522627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Elm Street, Suite 1000, Cincinnati, Ohio 45202

(Address of Principal Executive Offices, including Zip Code)

(513) 768-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 10, 2005, Alderwoods Group, Inc., a Delaware corporation (the “Company”), entered into an amended and restated letter agreement with Aaron Shipper, Senior Vice President, Advance Planning of the Company and President of Mayflower National Life Insurance Company, a subsidiary of the Company, that replaces all other employment letters and/or contracts with the Company, to be effective as of May 1, 2005.  Generally, the amendments contained in the letter agreement provide that should Mr. Shipper be terminated for any reason other than just cause, he will be entitled to receive standard health and dental benefits for 12 months (unless he obtains alternative coverage during such period) after termination in addition to the 12 months’ base salary he is entitled to receive (and which was provided for under his prior agreement).  In addition, his agreement now provides that if a change of control, as defined under the Company’s 2005 Equity Incentive Plan, occurs, Mr. Shipper will receive 24 months’ severance consisting of base salary and standard health and dental benefits (unless he obtains alternative health and dental coverage during such period).

On May 10, 2005, the Company also entered into a letter agreement with Mark W. H. Wilson, Senior Vice President, Human Resources of the Company, to be effective as of May 1, 2005.  Pursuant to the letter agreement, Mr. Wilson will receive an annual base salary of $205,000.  Mr. Wilson will also be eligible to participate in the Company’s executive bonus plan, stock option program, and other benefits programs.  The agreement also provides that should Mr. Wilson be terminated for any reason other than just cause, he will be entitled to receive 12 months’ base salary as well as standard health and dental benefits for 12 months (unless he obtains alternative coverage during such period) after termination.  In addition, his agreement provides that if a change of control, as defined under the Company’s 2005 Equity Incentive Plan, occurs, Mr. Wilson will receive 24 months’ severance consisting of base salary and standard health and dental benefits (unless he obtains alternative health and dental coverage during such period).

The descriptions of the letter agreements with each of Mr. Shipper and Mr. Wilson contained herein are qualified in their entirety by reference to the full text thereof, which agreements are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Employment Agreement dated May 10, 2005, by and between Alderwoods Group, Inc. and Aaron Shipper.

10.2	Employment Agreement dated May 10, 2005, by and between Alderwoods Group, Inc. and Mark W. H. Wilson.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alderwoods Group, Inc.
(Registrant)

	By:	/s/ Ellen Neeman
Ellen Neeman
Senior Vice President, Legal & Compliance

Date: May 12, 2005

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement dated May 10, 2005, by and between Alderwoods Group, Inc. and Aaron Shipper.

10.2	Employment Agreement dated May 10, 2005, by and between Alderwoods Group, Inc. and Mark W. H. Wilson.